Exhibit 99.1

5700 Las Positas Road Livermore, California 94551 925-606-9200

FOR RELEASE MAY 13, 2021

McGrath RentCorp to Acquire Design Space Modular Buildings

LIVERMORE, CA – May 13, 2021 – McGrath RentCorp today announced that it has signed a definitive agreement under which it will acquire Design Space Modular Buildings PNW, LP (“Design Space”), for a cash purchase price of $260 million, subject to certain adjustments. The transaction is expected to be accretive to EPS and free cash flow upon close.

Design Space is a leading modular building and portable storage provider in the Western U.S. Its network of 15 branches and over 100 employees serves diverse end markets, including construction, government, education and commercial.

As of December 31, 2020, on a trailing 12-month basis, Design Space generated $32 million of EBITDA on $81 million of total revenue. As of March 31, 2021, Design Space’s rental fleet consisted of approximately 6,400 units at an original cost of approximately $140 million.

TRANSACTION HIGHLIGHTS:

•	Expands geographic coverage of McGrath RentCorp’s Mobile Modular division across the Western U.S. with an immediate addition of 15 established branches across 8 states.

•	Joins together Design Space’s and Mobile Modular’s shared commitment to superior customer service and high fleet quality.

•	Positions for longer term revenue growth synergies from combined sales resources and new fleet capital investments in growth markets.

•	Creates opportunities for operational cost savings from optimization of combined fleet in California.

•	The purchase price represents a multiple of 8.1 times trailing 12-month EBITDA.

•	McGrath RentCorp expects to fund the transaction from existing capacity under its revolving credit facility.

•	The transaction is expected to close in the second quarter of 2021.

“The acquisition of Design Space is highly complementary to our modular building rental business.” said Joe Hanna President and CEO of McGrath RentCorp. “This strategic initiative accelerates our expansion into attractive new geographies. With our available capital and combined sales and operational resources, we look forward to building on Design Space’s success and achieving future growth together. Design Space has a strong, dedicated and experienced team. We are excited about welcoming our new team members as an important part of our future.”

ADVISORS:

Kirkland & Ellis LLP acted as McGrath RentCorp’s legal advisor in the transaction, and Jackson Walker LLP acted as Design Space’s legal advisor.

CONFERENCE CALL NOTE:

McGrath RentCorp will host a conference call tomorrow, May 14, 2021, at 8:00 a.m. Eastern Time (5:00 a.m. Pacific Time) to discuss the Design Space acquisition. To participate in the teleconference, dial 1-844-707-0666 (in the U.S.), or 1-703-639-1220 (outside the U.S.), or to listen only, access the simultaneous webcast at the investor relations section of the Company’s website at https://investors.mgrc.com/. A replay will be available for 7 days following the call by dialing 1-855-859-2056 (in the U.S.), or 1-404-537-3406 (outside the U.S.). The pass code for the conference call replay is 3693916. In addition, a live audio webcast and replay of the call may be found in the investor relations section of the Company’s website at https://investors.mgrc.com/events-and-presentations.

ABOUT MCGRATH RENTCORP

Founded in 1979, McGrath RentCorp (Nasdaq: MGRC) is a diversified business-to-business rental company providing modular buildings, electronic test equipment, portable storage and tank containment solutions across the United States and other select North American regions. The Company’s rental operations consist of four divisions: Mobile Modular rents and sells modular buildings to fulfill customers’ temporary and permanent classroom and office space needs; TRS-RenTelco rents and sells electronic test equipment; Adler Tank Rentals rents and sells containment solutions for hazardous and nonhazardous liquids and solids; and Mobile Modular Portable Storage provides portable storage rental solutions. For more information on McGrath RentCorp and its operating units, please visit our websites:

Corporate – www.mgrc.com

Modular Buildings – www.mobilemodular.com

Electronic Test Equipment – www.trsrentelco.com

Tanks and Boxes – www.adlertankrentals.com

Portable Storage – www.mobilemodularcontainers.com

School Facilities Manufacturing – www.enviroplex.com

ABOUT DESIGN SPACE

Design Space – www.designspacemodular.com

CONTACT:

Keith E. Pratt

EVP & Chief Financial Officer

925-606-9200

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements involve significant risks and uncertainties that may cause actual results to differ materially from such forward-looking statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement, including any such statement concerning the completion and anticipated benefits of the proposed transaction, can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. The Company and Design Space use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the SEC reports filed by the Company, as well as the possibility that (1) the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the duration of the COVID-19 pandemic, its economic impact, the extent and length of the shelter-in and other restrictions associated with COVID-19 pandemic and its effect on the education and commercial markets in which the Company’s modular building division operates; (3) problems may arise in successfully integrating the businesses of the Company and Design Space, including, without limitation, problems associated with the potential loss of any key employees of Design Space; (4) the proposed transaction may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues that the Company failed to discover during the due diligence investigation of Design Space or that are not covered by insurance, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (5) the Company’s business and its continued execution of performance improvement initiatives may suffer as a result of uncertainty surrounding the proposed transaction, any adverse effects on its ability to maintain relationships with customers, employees and suppliers, or the inherent risk associated with expanding into a new geographic area; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by the Company. Neither the Company nor Design Space give any assurance that they will achieve their expectations, and they do not assume any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by the Company. This press release is not intended to be a recommendation to buy, sell or hold securities and does not constitute an offer for the sale of, or the solicitation of an offer to buy securities in any jurisdiction, including the United States. Any such offer will only be made by means of a prospectus or offering memorandum, and in compliance with applicable securities laws. These forward-looking statements speak only as of the date hereof. Neither the Company nor Design Space undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. The Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by, or caused to be filed by, the Company with the SEC will be available at no charge on the SEC’s website at www.sec.gov. In addition, these materials may be obtained for free (when available) in the investor relations section of the Company’s website at https://investors.mgrc.com/financial-information/sec-filings.